UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2017

First US Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of First US Bancshares, Inc. (the “Company”) was held on April 26, 2017. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The shareholders elected each of the director nominees to serve as directors during the ensuing year. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Withhold Authority	Broker Non-Votes
Andrew C. Bearden, Jr.	2,749,971	123,969	1,449,753
Linda H. Breedlove	2,830,826	43,114	1,449,753
Robert Stephen Briggs	2,745,322	128,618	1,449,753
Sheri S. Cook	2,742,335	131,605	1,449,753
John C. Gordon	2,838,919	35,021	1,449,753
William G. Harrison	2,718,793	155,147	1,449,753
James F. House	2,746,605	127,335	1,449,753
J. Lee McPhearson	2,843,305	30,635	1,449,753
Jack W. Meigs	2,761,589	112,351	1,449,753
Aubrey S. Miller	2,745,372	128,568	1,449,753
Donna D. Smith	2,745,675	128,265	1,449,753
Howard M. Whitted	2,762,827	111,113	1,449,753
Bruce N. Wilson	2,843,897	30,043	1,449,753

Proposal 2 – Ratification of the Appointment of Carr, Riggs & Ingram, LLC as the Company’s Independent Registered Public Accountants for the Year Ending December 31, 2017. The shareholders ratified the appointment of Carr, Riggs & Ingram, LLC as the Company’s independent registered public accountants for the year ending December 31, 2017. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain
4,221,817	4,310	97,566

Proposal 3 – Advisory Approval of Executive Compensation. The shareholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2017 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,622,807	106,119	145,014	1,449,753

Proposal 4 – Advisory Vote on Frequency of Say-on-Pay Vote. The shareholders voted on a non-binding, advisory basis for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers, as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The result of the vote taken at the Annual Meeting was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
2,586,954	34,520	98,011	154,455	1,449,753

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2017	FIRST US BANCSHARES, Inc.

By: /s/ Beverly J. Dozier
Name: Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer